UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05715
                                                    ------------

             The Gabelli Convertible and Income Securities Fund Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
         ---------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              -------------

                   Date of reporting period: December 31, 2006
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]
THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                                  Annual Report
                                December 31, 2006






TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2006 (A)
                                -----------------------------------------------------
                                                                                                                Since
                                                                                                              Inception
                                                   Quarter   1 Year    3 Year    5 Year   10 Year    15 Year  (07/03/89)
                                                   -----------------------------------------------------------------------
  GABELLI CONVERTIBLE AND INCOME SECURITIES FUND
    NAV TOTAL RETURN (B) .......................... 5.34%    15.34%    7.66%     6.13%      6.60%        7.55%    7.90%
    INVESTMENT TOTAL RETURN (C) ................... 5.11     11.32     3.46      4.90       9.18          N/A(D)  7.57(D)

  S&P 500 Index ................................... 6.69     15.78    10.43      6.18       8.42        10.63    11.29(e)
  Lehman Bros. Gov't./Corporate Bond Index ........ 1.04      3.78     3.44      5.17       6.26         6.57     7.27(e)
  Lipper Convertible Securities Fund Average ...... 4.66     10.88     7.72      7.80       7.86         9.55     9.84(e)

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED MARKET VALUE WEIGHTED INDEX THAT TRACKS THE TOTAL RETURN PERFORMANCE OF FIXED RATE,
     PUBLICLY PLACED, DOLLAR DENOMINATED OBLIGATIONS. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS AND INTEREST INCOME ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
 (b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $10.00.
 (c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $11.25.
 (d) THE FUND CONVERTED TO CLOSED-END STATUS ON MARCH 31, 1995 AND HAD NO OPERATING HISTORY ON THE NEW YORK STOCK EXCHANGE PRIOR TO THAT DATE.
 (e) FROM JUNE 30, 1989, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert
                                                           Bruce N. Alpert
                                                           President
January 24, 2007

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2006:


U.S. Government Obligations ........................... 31.2%
Energy and Utilities .................................. 11.0%
Communications Equipment ..............................  8.1%
Automotive: Parts and Accessories .....................  7.7%
Health Care ...........................................  7.1%
Financial Services ....................................  4.9%
Broadcasting ..........................................  4.5%
Aerospace .............................................  3.5%
Business Services .....................................  3.1%
Food and Beverage .....................................  2.9%
Diversified Industrial ................................  2.9%
Electronics ...........................................  2.2%
Telecommunications ....................................  1.5%
Hotels and Gaming .....................................  1.5%
Real Estate ...........................................  1.4%
Transportation ........................................  1.3%
Wireless Communications ...............................  1.0%
Specialty Chemicals ...................................  0.9%
Computer Hardware .....................................  0.9%
Entertainment .........................................  0.5%
Consumer Products .....................................  0.5%
Retail ................................................  0.5%
Computer Software and Services ........................  0.4%
Cable and Satellite ...................................  0.2%
Equipment and Supplies ................................  0.2%
Manufactured Housing and Recreational Vehicles ........  0.1%
Publishing ............................................  0.0%
Metals and Mining .....................................  0.0%
Cable .................................................  0.0%
                                                       ------
                                                       100.0%
                                                       ======


THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2006. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

  PRINCIPAL                                                   MARKET
   AMOUNT                                         COST         VALUE
  ---------                                      -------      -------
             CONVERTIBLE CORPORATE BONDS -- 29.9%
             AEROSPACE -- 2.8%
 $  830,000  GenCorp Inc., Sub. Deb. Cv.,
               5.750%, 04/15/07 ..............$    827,094  $    862,162
  3,356,000  Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ..............   3,232,902     3,448,290
                                              ------------  ------------
                                                 4,059,996     4,310,452
                                              ------------  ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.3%
  6,900,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ..............   6,020,975     6,555,000
  3,000,000  The Pep Boys -
               Manny, Moe & Jack, Cv.,
               4.250%, 06/01/07 ..............   2,996,651     2,985,000
                                              ------------  ------------
                                                 9,017,626     9,540,000
                                              ------------  ------------
             BROADCASTING -- 3.8%
  4,800,000  Sinclair Broadcast Group Inc.,
               Sub. Deb. Cv.,
               6.000%, 09/15/12 ..............   4,022,937     4,416,000
  1,500,000  Sinclair Broadcast Group Inc.,
               Sub. Deb. Cv. (STEP),
               4.875%, 07/15/18 ..............   1,384,075     1,378,125
                                              ------------  ------------
                                                 5,407,012     5,794,125
                                              ------------  ------------
             BUSINESS SERVICES -- 1.7%
    900,000  BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(d) ......     882,893             0
  2,600,000  Trans-Lux Corp.,
               Sub. Deb. Cv.,
               8.250%, 03/01/12 ..............   2,528,174     2,535,000
                                              ------------  ------------
                                                 3,411,067     2,535,000
                                              ------------  ------------
             CABLE -- 0.0%
    400,000  Adelphia Communications Corp.,
               Sub. Deb. Cv.,
               3.250%, 05/01/21+ (d) .........     127,000         2,240
                                              ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 7.2%
  3,000,000  Agere Systems Inc.,
               Sub. Deb. Cv.,
               6.500%, 12/15/09 ..............   3,030,248     3,067,500
  2,000,000  Lucent Technologies Inc.,
               Sub. Deb. Cv.,
               8.000%, 08/01/31 ..............   2,000,000     2,010,000
  6,000,000  Nortel Networks Corp., Cv.,
               4.250%, 09/01/08 ..............   5,858,242     5,835,000
                                              ------------  ------------
                                                10,888,490    10,912,500
                                              ------------  ------------
             CONSUMER PRODUCTS -- 0.1%
    100,000  Church & Dwight Co. Inc.,
               Deb. Cv.,
               5.250%, 08/15/33 (b) ..........     100,000       144,500
  1,500,000  Pillowtex Corp., Sub. Deb. Cv.,
               9.000%, 12/15/17 (a)(d) .......           0             0
                                              ------------  ------------
                                                   100,000       144,500
                                              ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 0.6%
  1,400,000  Roper Industries Inc.,
               Cv. (STEP),
               1.481%, 01/15/34 ..............     693,600       917,000
                                              ------------  ------------
             ELECTRONICS -- 0.0%
     10,000  Artesyn Technologies Inc.,
               Sub. Deb. Cv.,
               5.500%, 08/15/10 (b) ..........      10,343        13,691
                                              ------------  ------------

  PRINCIPAL                                                   MARKET
   AMOUNT                                         COST         VALUE
  ---------                                      -------      -------
             ENERGY AND UTILITIES -- 0.9%
 $  500,000  Devon Energy Corp., Deb. Cv.,
               4.950%, 08/15/08 ..............$    499,871  $    695,000
    257,000  Moran Energy Inc.,
               Sub. Deb. Cv.,
               8.750%, 01/15/08 ..............     188,200       255,715
    400,000  Unisource Energy Corp., Cv.,
               4.500%, 03/01/35 (b) ..........     402,366       441,500
                                              ------------  ------------
                                                 1,090,437     1,392,215
                                              ------------  ------------
             FINANCIAL SERVICES -- 0.3%
    500,000  Conseco Inc., Cv. (STEP),
               3.500%, 09/30/35 (b) ..........     508,027       496,250
                                              ------------  ------------
             HEALTH CARE -- 2.7%
    100,000  Advanced Medical Optics Inc.,
               Sub. Deb. Cv.,
               3.250%, 08/01/26 ..............      92,696        90,875
  4,000,000  ICOS Corp., Sub. Deb. Cv.,
               2.000%, 07/01/23 ..............   3,940,777     3,945,000
    150,000  Sabratek Corp., Sub. Deb. Cv.,
               6.000%, 04/16/07+ (a)(d) ......      84,763             0
                                              ------------  ------------
                                                 4,118,236     4,035,875
                                              ------------  ------------
             HOTELS AND GAMING -- 0.0%
     10,000  Hilton Hotels Corp., Cv.,
               3.375%, 04/15/23 ..............      15,372        15,825
     10,000  Wynn Resorts Ltd.,
               Sub. Deb. Cv.,
               6.000%, 07/15/15 (b) ..........      10,078        40,975
                                              ------------  ------------
                                                    25,450        56,800
                                              ------------  ------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1% 100,000 Fleetwood Enterprises Inc.,
               Sub. Deb. Cv.,
               5.000%, 12/15/23 (b) ..........     100,000       101,500
                                              ------------  ------------
             REAL ESTATE -- 1.4%
             Palm Harbor Homes Inc., Cv.,
  1,550,000    3.250%, 05/15/24 (b) ..........   1,533,727     1,317,500
    950,000    3.250%, 05/15/24 ..............     854,618       807,500
                                              ------------  ------------
                                                 2,388,345     2,125,000
                                              ------------  ------------
             RETAIL -- 0.1%
     60,000  Costco Wholesale Corp.,
               Sub. Deb. Cv.,
               Zero Coupon, 08/19/17 .........      48,227        72,300
    100,000  Pier 1 Imports Inc., Cv. (STEP),
               6.375%, 02/15/36 ..............      95,314        91,750
                                              ------------  ------------
                                                   143,541       164,050
                                              ------------  ------------
             TELECOMMUNICATIONS -- 0.0%
             AMNEX Inc., Sub. Deb. Cv.,
     50,000    8.500%, 09/25/49+ (a)(b)(c)(d)       48,801             0
     30,000    8.500%, 09/25/49+ (a)(d) ......      22,971             0
     50,000  Commonwealth Telephone
               Enterprises Inc., Cv.,
               3.250%, 07/15/23 ..............      49,675        54,125
                                              ------------  ------------
                                                   121,447        54,125
                                              ------------  ------------
             TRANSPORTATION -- 0.9%
  1,000,000  GATX Corp., Cv.,
               7.500%, 02/01/07 ..............   1,005,264     1,278,750
                                              ------------  ------------

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

  PRINCIPAL                                                   MARKET
   AMOUNT                                         COST         VALUE
  ---------                                      -------      -------
             CONVERTIBLE CORPORATE BONDS (CONTINUED)
             WIRELESS COMMUNICATIONS -- 1.0%
$ 1,500,000  Nextel Communications Inc., Cv.,
               5.250%, 01/15/10 ..............$  1,226,402  $  1,483,125
                                              ------------  ------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS ................  44,442,283    45,357,198
                                              ------------  ------------


    SHARES
   ---------

             CONVERTIBLE PREFERRED STOCKS -- 4.1%
             AEROSPACE -- 0.7%
      7,300  Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B .......     850,596       970,900
                                              ------------  ------------
             BROADCASTING -- 0.7%
        100  Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a)(c) .................   1,000,000     1,000,000
                                              ------------  ------------
             BUSINESS SERVICES -- 0.3%
     14,561  Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (a)(c) ................   1,347,184       509,637
     20,000  Key3Media Group Inc.,
               5.500% Cv. Pfd.,
               Ser. B+ (a)(d) ................     500,000           117
                                              ------------  ------------
                                                 1,847,184       509,754
                                              ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 0.5%
        800  Lucent Technologies
               Capital Trust I,
               7.750% Cv. Pfd. ...............     556,750       814,000
                                              ------------  ------------
             ENERGY AND UTILITIES -- 0.6%
      6,000  AES Trust III,
               6.750% Cv. Pfd. ...............     229,530       295,500
        500  El Paso Corp.,
               4.990% Cv. Pfd. (b) ...........     479,192       663,613
        300  El Paso Corp. Capital Trust I,
               4.750% Cv. Pfd., Ser. C .......      11,460        11,640
                                              ------------  ------------
                                                   720,182       970,753
                                              ------------  ------------
             ENTERTAINMENT -- 0.5%
      2,000  Metromedia International Group Inc.,
               7.250% Cv. Pfd.+ ..............      26,611       102,000
     30,000  Six Flags Inc.,
               7.250% Cv. Pfd., Ser. B .......     548,515       669,000
                                              ------------  ------------
                                                   575,126       771,000
                                              ------------  ------------
             FINANCIAL SERVICES -- 0.0%
        100  Alleghany Corp.,
               5.750% Cv. Pfd. ...............      27,010       33,375
                                              ------------  ------------
             TELECOMMUNICATIONS -- 0.4%
     14,400  Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B .......     409,992       662,400
                                              ------------  ------------
             TRANSPORTATION -- 0.4%
      2,500  GATX Corp.,
               $2.50 Cv. Pfd. ................     360,275       556,250
                                              ------------  ------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ...............   6,347,115     6,288,432
                                              ------------  ------------

                                                              MARKET
   SHARES                                         COST         VALUE
  ---------                                      -------      -------
             COMMON STOCKS -- 33.6%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.4%
     45,000  Genuine Parts Co. ...............$  1,751,210  $  2,134,350
                                              ------------  ------------
             BROADCASTING -- 0.0%
     10,000  Emmis Communications Corp.,
               Cl. A .........................     119,596        82,400
                                              ------------  ------------
             BUSINESS SERVICES -- 1.1%
     25,000  Aramark Corp., Cl. B ............     826,890       836,250
     20,000  Digital Insight Corp.+ ..........     767,100       769,800
                                              ------------  ------------
                                                 1,593,990     1,606,050
                                              ------------  ------------
             CABLE AND SATELLITE -- 0.2%
      2,000  EchoStar Communications
               Corp., Cl. A+ .................      60,184        76,060
      3,000  Rogers Communications Inc.,
               Cl. B .........................      86,740       178,800
                                              ------------  ------------
                                                   146,924       254,860
                                              ------------  ------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
     30,000  Corning Inc.+ ...................     366,667       561,300
                                              ------------  ------------
             COMPUTER HARDWARE -- 0.9%
     14,000  International Business
               Machines Corp. ................   1,122,403     1,360,100
                                              ------------  ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.4%
      2,000  Microsoft Corp. .................      51,660        59,720
     55,000  ProQuest Co.+ ...................     625,902       574,750
                                              ------------  ------------
                                                   677,562       634,470
                                              ------------  ------------
             CONSUMER PRODUCTS -- 0.4%
     13,000  Avon Products Inc. ..............     368,438       429,520
     10,000  Swedish Match AB ................     117,392       186,972
                                              ------------  ------------
                                                   485,830       616,492
                                              ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 1.1%
     35,000  General Electric Co. ............   1,190,152     1,302,350
     37,000  WHX Corp.+ ......................     553,375       312,650
                                              ------------  ------------
                                                 1,743,527     1,615,000
                                              ------------  ------------
             ELECTRONICS -- 2.2%
     15,000  Intel Corp. .....................     294,893       303,750
    200,000  Symbol Technologies Inc. ........   2,964,090     2,988,000
                                              ------------  ------------
                                                 3,258,983     3,291,750
                                              ------------  ------------
             ENERGY AND UTILITIES -- 9.5%
      7,000  Anadarko Petroleum Corp. ........     237,992       304,640
     10,000  BP plc, ADR .....................     665,900       671,000
      4,000  Cameron
               International Corp.+ ..........     116,464       212,200
      2,700  CH Energy Group Inc. ............      70,475       142,560
     17,000  Chevron Corp. ...................   1,044,150     1,250,010
      5,000  ConocoPhillips ..................     312,250       359,750
      2,000  Devon Energy Corp. ..............     127,485       134,160
     20,000  Duke Energy Corp. ...............     545,488       664,200
     25,000  Exxon Mobil Corp. ...............   1,478,135     1,915,750
      6,000  FPL Group Inc. ..................     250,530       326,520
      1,000  Giant Industries Inc.+ ..........      81,830        74,950
     25,000  Great Plains Energy Inc. ........     740,419       795,000
     16,000  Halliburton Co. .................     480,544       496,800
     28,000  Kinder Morgan Inc. ..............   2,881,019     2,961,000
     43,000  Mirant Corp.+ ...................     603,418     1,357,510

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                              MARKET
    SHARES                                        COST         VALUE
  ---------                                      -------      -------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES (CONTINUED)
      2,000  National Fuel Gas Co. ...........$     53,500  $     77,080
     20,000  Northeast Utilities .............     343,233       563,200
      5,000  Peoples Energy Corp. ............     202,236       222,850
     10,000  Progress Energy Inc., CVO+ ......       5,200         3,250
     20,000  Royal Dutch Shell plc,
               Cl. A, ADR ....................   1,261,731     1,415,800
      7,000  SJW Corp. .......................     149,930       271,320
     10,000  Xcel Energy Inc. ................     183,300       230,600
                                              ------------  ------------
                                                11,835,229    14,450,150
                                              ------------  ------------
             EQUIPMENT AND SUPPLIES -- 0.2%
      8,000  Mueller Industries Inc. .........     265,127       253,600
                                              ------------  ------------
             FINANCIAL SERVICES -- 4.6%
      5,000  AllianceBernstein
               Holding LP ....................     305,450       402,000
     35,000  American Express Co. ............   1,653,334     2,123,450
      5,000  Ameriprise Financial Inc. .......     166,953       272,500
     45,000  Citigroup Inc. ..................   2,101,271     2,506,500
     50,000  TD Banknorth Inc. ...............   1,611,765     1,614,000
                                              ------------  ------------
                                                 5,838,773     6,918,450
                                              ------------  ------------
             FOOD AND BEVERAGE -- 2.9%
      4,000  Anheuser-Busch
               Companies Inc. ................     172,747       196,800
     10,000  Cadbury Schweppes plc,
               ADR ...........................     344,243       429,300
     23,000  General Mills Inc. ..............   1,148,962     1,324,800
    213,860  Parmalat SpA, GDR+ (b) ..........     917,160       919,341
        632  Pernod-Ricard SA ................     107,187       145,163
     30,000  The Coca-Cola Co. ...............   1,311,355     1,447,500
                                              ------------  ------------
                                                 4,001,654     4,462,904
                                              ------------  ------------
             HEALTH CARE -- 4.4%
     22,000  Eli Lilly & Co. .................   1,252,923     1,146,200
     80,000  ICOS Corp.+ .....................   2,593,462     2,703,200
      8,000  Merck & Co. Inc. ................     226,680       348,800
     73,000  Pfizer Inc. .....................   2,071,278     1,890,700
     15,000  Schering-Plough Corp. ...........     236,353       354,600
      6,000  UnitedHealth Group Inc. .........     306,126       322,380
                                              ------------  ------------
                                                 6,686,822     6,765,880
                                              ------------  ------------
             HOTELS AND GAMING -- 1.5%
    273,037  Ladbrokes plc ...................   1,669,743     2,235,971
                                              ------------  ------------
             METALS AND MINING -- 0.0%
      1,000  Peabody Energy Corp. ............      35,386        40,410
                                              ------------  ------------
             PUBLISHING -- 0.0%
      1,700  Idearc Inc.+ ....................      50,977        48,705
                                              ------------  ------------
             RETAIL -- 0.4%
      5,000  Costco Wholesale Corp. ..........     253,812       264,350
      5,000  The Home Depot Inc. .............     182,600       200,800
      2,000  Wal-Mart Stores Inc. ............      96,720        92,360
                                              ------------  ------------
                                                   533,132       557,510
                                              ------------  ------------

                                                              MARKET
    SHARES                                        COST         VALUE
  ---------                                      -------      -------
             SPECIALTY CHEMICALS -- 0.9%
     40,000  MacDermid Inc. ..................$  1,363,498  $  1,364,000
                                              ------------  ------------
             TELECOMMUNICATIONS -- 1.1%
     12,000  Philippine Long Distance
               Telephone Co., ADR ............     269,002       613,560
     30,000  Verizon Communications Inc. .....   1,106,794     1,117,200
                                              ------------  ------------
                                                 1,375,796     1,730,760
                                              ------------  ------------
             WIRELESS COMMUNICATIONS -- 0.0%
         49  Winstar
               Communications Inc.+ (a) ......         438             0
                                              ------------  ------------
             TOTAL
              COMMON STOCKS ..................  44,923,267    50,985,112
                                              ------------  ------------

             PREFERRED STOCKS -- 0.0%
             TELECOMMUNICATIONS -- 0.0%
      3,679  PTV Inc., 10.000% Pfd.,
               Ser. A ........................           0        25,293
                                              ------------  ------------
  PRINCIPAL
   AMOUNT
  --------

             CORPORATE BONDS -- 0.7%
             DIVERSIFIED INDUSTRIAL -- 0.7%
$ 1,707,500  GP Strategies Corp., Sub. Deb.,
               6.000%, 08/14/08 (a)(c) .......   1,502,497     1,146,025
                                              ------------  ------------

    SHARES
   ---------

             WARRANTS -- 0.5%
             BUSINESS SERVICES -- 0.0%
     87,500  Interep National Radio
               Sales Inc.,
               expire 05/06/07+ (a)(c) .......           0             0
                                              ------------  ------------
             CONSUMER PRODUCTS -- 0.0%
      4,331  Pillowtex Corp.,
               expire 11/24/09+ (a) ..........     120,955             1
                                              ------------  ------------
             DIVERSIFIED INDUSTRIAL -- 0.5%
    212,431  GP Strategies Corp.,
               expire 08/14/08+ (a)(c) .......     515,687       622,744
    379,703  National Patent
               Development Corp.,
               expire 08/14/08+ (a)(c) .......           0       102,183
     11,220  WHX Corp.,
               expire 02/28/08+ ..............      38,936         4,600
                                              ------------  ------------
                                                   554,623       729,527
                                              ------------  ------------
             FOOD AND BEVERAGE -- 0.0%
      1,300  Parmalat SpA, GDR,
               expire 12/31/15+ (a)(b)(c) ....           0             0
                                              ------------  ------------
             TOTAL WARRANTS ..................     675,578       729,528
                                              ------------  ------------
                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

  PRINCIPAL                                                   MARKET
   AMOUNT                                         COST         VALUE
  ---------                                      -------      -------
             U.S. GOVERNMENT OBLIGATIONS -- 31.2%
$47,764,000  U.S.  Treasury Bills,
               4.845% to 5.126%++,
               01/04/07 to 04/26/07 ..........$ 47,351,236  $ 47,352,543
                                              ------------  ------------
TOTAL INVESTMENTS -- 100.0% ..................$145,241,976   151,884,131
                                              ============

OTHER ASSETS AND LIABILITIES (NET) .........................     274,179
                                                            ------------
PREFERRED STOCK
  (991,800 preferred shares outstanding) ................... (49,770,000)


NET ASSETS -- COMMON STOCK
  (12,322,474 common shares outstanding) ...................$102,388,310
                                                            ============

NET ASSET VALUE PER COMMON SHARE
   ($102,388,310 / 12,322,474 shares outstanding) ..........       $8.31
                                                                   =====
------------------
 (a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2006, the market value of fair valued securities amounted to $3,380,707 or 2.23% of total investments.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of Rule 144A securities amounted to $4,138,870 or 2.73% of total investments. Except as noted in (c), these securities are liquid.
 (c) At December 31, 2006, the Fund held investments in restricted and illiquid securities amounting to $3,380,590 or 2.23% of total investments, which were valued under methods approved by the Board as follows:

ACQUISITION
  SHARES/                                                            12/31/06
 PRINCIPAL                              ACQUISITION  ACQUISITION  CARRYING VALUE
  AMOUNT       ISSUER                       DATE        COST         PER UNIT
  ------       ------                   -----------  -----------     --------
$   50,000  Amnex Inc.,
             8.500%, 09/25/49 .......... 09/15/97    $   48,801              --
 1,707,500  GP Strategies Corp.
             6.000%, 08/14/08 .......... 08/14/03     1,163,605     $   67.1171
   212,431  GP Strategies Corp.
             Warrants expire 08/14/08 .. 08/08/03       515,687          2.9315
       100  Gray Television Inc.,
             8.000% Cv. Pfd., Ser. C ... 04/22/02     1,000,000     10,000.0000
    14,561  Interep National Radio Sales Inc.,
             4.000% Cv. Pfd., Ser. A ... 05/03/02     1,347,184         35.0000
    87,500  Interep National Radio
             Sales Inc. Warrants
             expire 05/06/07 ........... 05/03/02            --              --
   379,703  National Patent Development
             Corp. Warrants expire
             08/14/08 .................. 11/24/04            --          0.2691
     1,300  Pamalat SpA Warrants,
             GDR, expire 12/31/15 ...... 11/09/05            --              --

 (d)  Security in default.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR   American Depository Receipt
CVO   Contingent Value Obligation
GDR   Global Depository Receipt
STEP Step coupon bond. The rate disclosed is that in effect at December 31, 2006.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS:
  Investments, at value (cost $145,241,976) ................      $ 151,884,131
  Deposit at broker ........................................            183,882
  Dividends and interest receivable ........................            877,834
  Receivable for investments sold ..........................            391,554
  Prepaid expense ..........................................              8,007
                                                                  -------------
  TOTAL ASSETS .............................................        153,345,408
                                                                  -------------
LIABILITIES:
  Payable to custodian .....................................            386,818
  Payable for investment advisory fees .....................            584,717
  Payable for legal and audit fees .........................             61,624
  Distributions payable ....................................             43,034
  Payable for payroll expenses .............................             24,688
  Payable for accounting fees ..............................              7,501
  Other accrued expenses ...................................             78,716
                                                                  -------------
  TOTAL LIABILITIES ........................................          1,187,098
                                                                  -------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock
    (6.00%, $25 liquidation value, $0.001 par
    value, 1,995,000 shares authorized
    with 990,800 shares issued and
    outstanding) ...........................................         24,770,000
  Series C Cumulative Preferred Stock
    (Auction Rate, $25,000 liquidation value,
    $0.001 par value, 5,000 shares
    authorized with 1,000 shares issued
    and outstanding) .......................................         25,000,000
                                                                  -------------
  TOTAL PREFERRED STOCK ....................................         49,770,000
                                                                  -------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS .....................................      $ 102,388,310
                                                                  =============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Paid-in capital, at $0.001 par value .....................      $  96,115,728
  Accumulated distributions in excess of net
    investment income ......................................            (56,042)
  Accumulated distributions in excess of net
    realized gain on investments, securities
    sold short, and foreign currency transactions ..........           (313,531)
  Net unrealized appreciation on investments ...............          6,642,155
                                                                  -------------
  TOTAL NET ASSETS .........................................      $ 102,388,310
                                                                  =============
  NET ASSET VALUE PER COMMON SHARE
    ($102,388,310 / 12,322,474 shares outstanding;
    998,000,000 shares authorized) .........................              $8.31
                                                                          =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $9,260) ..................    $  2,013,216
  Interest ....................................................       5,474,343
                                                                   ------------
  TOTAL INVESTMENT INCOME .....................................       7,487,559
                                                                   ------------
EXPENSES:
  Investment advisory fees ....................................       1,488,222
  Payroll expenses ............................................         107,350
  Shareholder communications expenses .........................          88,202
  Directors' fees .............................................          64,001
  Auction agent fees ..........................................          62,400
  Legal and audit fees ........................................          57,516
  Shareholder services fees ...................................          46,258
  Accounting fees .............................................          45,000
  Custodian fees ..............................................          29,433
  Miscellaneous expenses ......................................          57,267
                                                                   ------------
  TOTAL EXPENSES ..............................................       2,045,649
                                                                   ------------
  Less: Custodian fee credits .................................         (11,830)
                                                                   ------------
  NET EXPENSES ................................................       2,033,819
                                                                   ------------
  NET INVESTMENT INCOME .......................................       5,453,740
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SECURITIES SOLD SHORT, AND FOREIGN CURRENCY:
  Net realized gain on investments ............................       6,485,649
  Net realized gain on securities sold short ..................         840,301
  Net realized gain on foreign currency transactions ..........          57,380
                                                                   ------------
  Net realized gain on investments, securities sold short,
    and foreign currency transactions .........................       7,383,330
                                                                   ------------
  Net change in unrealized appreciation/depreciation:
    on investments ............................................       3,821,156
    on foreign currency translations ..........................             207
                                                                   ------------
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ..........       3,821,363
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, SECURITIES SOLD SHORT, AND
    FOREIGN CURRENCY ..........................................      11,204,693
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................      16,658,433
                                                                   ------------
  Total Distributions to Preferred Stock Shareholders .........      (2,711,728)
                                                                   ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ..............    $ 13,946,705
                                                                   ============

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.


     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                            YEAR ENDED            YEAR ENDED
                                                                         DECEMBER 31, 2006     DECEMBER 31, 2005
                                                                         -----------------     -----------------
OPERATIONS:
  Net investment income ............................................       $   5,453,740        $   4,762,777
  Net realized gain on investments, swap contracts,
    securities sold short, and foreign currency transactions .......           7,383,330            4,064,956
  Net change in unrealized appreciation/depreciation on investments,
    swap contracts, and foreign currency translations ..............           3,821,363           (1,585,036)
                                                                           -------------        -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............          16,658,433            7,242,697
                                                                           -------------        -------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income ............................................          (1,164,307)          (1,701,396)
  Net realized short-term gain on investments, swap contracts,
    securities sold short, and foreign currency transactions .......            (410,176)            (146,093)
  Net realized long-term gain on investments, swap contracts,
    securities sold short, and foreign currency transactions .......          (1,137,245)            (454,906)
                                                                           -------------        -------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ....................          (2,711,728)          (2,302,395)
                                                                           -------------        -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ......................................          13,946,705            4,940,302
                                                                           -------------        -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ............................................          (4,167,267)          (2,958,577)
  Net realized short-term gain on investments, swap contracts,
    securities sold short, and foreign currency transactions .......          (1,468,096)          (1,500,753)
  Net realized long-term gain on investments, swap contracts,
    securities sold short, and foreign currency transactions .......          (4,070,407)          (1,869,629)
  Return of capital ................................................                  --           (3,133,698)
                                                                           -------------        -------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .......................          (9,705,770)          (9,462,657)
                                                                           -------------        -------------
FUND SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued
    upon reinvestment of dividends and distributions ...............           2,593,272            2,649,555
  Offering costs for preferred shares charged to paid-in capital ...                  --               (5,068)
                                                                           -------------        -------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..........           2,593,272            2,644,487
                                                                           -------------        -------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS ......................................           6,834,207           (1,877,868)
                                                                           -------------        -------------
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ..............................................          95,554,103           97,431,971
                                                                           -------------        -------------
  End of period (including undistributed net investment
    income of $0 and $0, respectively) .............................       $ 102,388,310        $  95,554,103
                                                                           =============        =============

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the "Board"), upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

     Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2006, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series C Preferred Stock.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps are reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At December 31, 2006, there were no open swap agreements.

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2006, there were no open futures contracts.

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2006, there were no open securities sold short.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2006, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the Federal Funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2006, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,563 and to increase accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $3,563.

     Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                                       YEAR ENDED                       YEAR ENDED
                                                                    DECEMBER 31, 2006                DECEMBER 31, 2005
                                                              ---------------------------     ----------------------------
                                                                COMMON         PREFERRED       COMMON           PREFERRED
                                                              ----------       ----------     ----------        ----------
                  DISTRIBUTIONS PAID FROM:
                  Ordinary income
                    (inclusive of short-term
                    capital gains) .........................  $5,635,363       $1,574,483     $4,459,330        $1,847,489
                  Net long-term capital gains ..............   4,070,407        1,137,245      1,869,629           454,906
                  Non-taxable return of capital ............          --               --      3,133,698                --
                                                              ----------       ----------     ----------        ----------
                  Total distributions paid .................  $9,705,770       $2,711,728     $9,462,657        $2,302,395
                                                              ==========       ==========     ==========        ==========

     During 2006, distributions were made from current earnings and profits that were in excess of required distributions and treated as ordinary income.

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     At December 31, 2006, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses on wash sales, basis adjustments on investments in partnerships, and from prior year tax elections.

     As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Undistributed ordinary income
                    (inclusive of short-term capital gains) ....$  148,033
                  Net long-term capital gains ..................    12,642
                  Net unrealized appreciation on investments ... 6,332,016
                  Other* .......................................  (220,109)
                                                                ----------
                  Total accumulated earnings ...................$6,272,582
                                                                ==========
------------------
* Other is primarily due to defaulted income accrued for tax purposes.

     Differences between amounts reported on a tax basis and those reported on a book basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

     The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at December 31, 2006:

                                          GROSS         GROSS
                                       UNREALIZED    UNREALIZED   NET UNREALIZED
                             COST     APPRECIATION  DEPRECIATION   APPRECIATION
                             ----     ------------  ------------   ------------
     Investments ...... $145,552,115  $10,766,741   $(4,434,725)    $6,332,016

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented for the Fund no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the fiscal year ended December 31, 2006, the Fund's total return on the NAV of the Common Shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During  the  year  ended   December  31,  2006,  the  Fund  paid  brokerage
commissions of $70,362 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2006, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $3,947 for the fiscal year ended December 31, 2006, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director that is not considered to be an affiliated person an annual retainer of $5,000 plus $750 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2006, other than short-term securities, aggregated $68,913,802 and $54,143,354, respectively.

5. CAPITAL. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2006, the Fund did not repurchase any shares of its common stock in the open market.

     Transactions in common stock were as follows:

                                                            YEAR ENDED                YEAR ENDED
                                                         DECEMBER 31, 2006        DECEMBER 31, 2005
                                                     ----------------------     ---------------------
                                                      Shares       Amount        Shares      Amount
                                                     ---------   ----------     ---------   ---------
         Net increase from shares issued upon
           reinvestment of distributions ........... 307,518     $2,593,272      297,916    $2,649,555

     The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase on the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At December 31, 2006, 990,800 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $24,770.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     On March 18, 2003, the Fund received net proceeds of $24,531,741 after underwriting discounts of $250,000 and offering expenses of $218,259 from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.15% to 5.26% for the year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2006, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2006, 1,000 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.26% and accrued dividends amounted to $18,264.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                             2006          2005           2004         2003           2002
                                                           --------      --------       --------      --------      --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ....................$   7.95      $   8.32       $   8.90      $   8.44      $   9.92
                                                           --------      --------       --------      --------      --------
  Net investment income ...................................    0.45          0.40           0.34          0.31          0.49
  Net realized and unrealized gain (loss) on investments ..    0.92          0.20           0.01          1.19         (0.76)
                                                           --------      --------       --------      --------      --------
  Total from investment operations ........................    1.37          0.60           0.35          1.50         (0.27)
                                                           --------      --------       --------      --------      --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (A)
  Net investment income ...................................   (0.09)        (0.14)         (0.16)        (0.11)        (0.28)
  Net realized gain on investments ........................   (0.13)        (0.05)            --         (0.03)           --
                                                           --------      --------       --------      --------      --------
  Total distributions to preferred stock shareholders .....   (0.22)        (0.19)         (0.16)        (0.14)        (0.28)
                                                           --------      --------       --------      --------      --------
  NET INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS .............................    1.15          0.41           0.19          1.36         (0.55)
                                                           --------      --------       --------      --------      --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ...................................   (0.34)        (0.25)         (0.18)        (0.17)        (0.27)
  Net realized gain on investments ........................   (0.46)        (0.29)            --         (0.03)           --
  Paid-in capital .........................................      --         (0.26)         (0.62)        (0.60)        (0.48)
                                                           --------      --------       --------      --------      --------
  Total distributions to common shareholders ..............   (0.80)        (0.80)         (0.80)        (0.80)        (0.75)
                                                           --------      --------       --------      --------      --------
FUND SHARE TRANSACTIONS:
  Increase in net asset value from common
    share transactions ....................................    0.01          0.02           0.03          0.02          0.02
  Decrease in net asset value from shares
    issued in rights offering .............................      --            --             --            --         (0.20)
  Increase in net asset value from
    repurchase of preferred shares ........................      --            --           0.00(f)         --            --
  Offering costs for preferred shares
    charged to paid-in capital ............................      --         (0.00)(f)       0.00(f)      (0.12)           --
                                                           --------      --------       --------      --------      --------
  Total fund share transactions ...........................    0.01          0.02           0.03         (0.10)        (0.18)
                                                           --------      --------       --------      --------      --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS,
    END OF PERIOD .........................................$   8.31      $   7.95       $   8.32      $   8.90      $   8.44
                                                           ========      ========       ========      ========      ========
  NAV total return + ......................................   14.80%          4.4%           1.5%         14.5%         (7.0)%
                                                           ========      ========       ========      ========      ========
  Market value, end of period .............................$   8.95      $   8.83       $   9.24      $  10.54      $   8.55
                                                           ========      ========       ========      ========      ========
  Investment total return ++ ..............................   11.32%          4.5%          (4.8)%        33.9%        (14.2)%
                                                           ========      ========       ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value
   of preferred shares,
    end of period (in 000's) ..............................$152,158      $145,324       $147,202      $151,658      $108,774
  Net assets attributable to common shares,
    end of period (in 000's) ..............................$102,388      $ 95,554       $ 97,432      $101,658      $ 93,774
  Ratio of net investment income to
    average net assets attributable
    to common shares before preferred
    share distributions ...................................    5.51%         4.93%          4.41%         3.47%         5.32%
  Ratio of operating expenses to average
    net assets attributable to
    common shares net of advisory
    fee reduction, if any .................................    2.07%(d)(e)   1.92%(d)       1.61%         1.93%         1.58%
  Ratio of operating expenses to average
    net assets including liquidation
    value of preferred shares net of
    advisory fee reduction, if any ........................    1.37%(d)(e)   1.27%(d)       1.07%         1.37%         1.15%
  Portfolio turnover rate .................................      51%           32%            57%           39%           56%

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                             2006          2005           2004         2003           2002
                                                           --------      --------       --------      --------      --------
PREFERRED STOCK:
  8.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........        --            --             --            --      $ 15,000
  Total shares outstanding (in 000's) ...................        --            --             --            --           600
  Liquidation preference per share ......................        --            --             --            --      $  25.00
  Average market value (b) ..............................        --            --             --            --      $  25.83
  Asset coverage per share ..............................        --            --             --            --      $ 181.29
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........  $ 24,770      $ 24,770       $ 24,770      $ 25,000            --
  Total shares outstanding (in 000's) ...................       991           991            991         1,000            --
  Liquidation preference per share ......................  $  25.00      $  25.00       $  25.00      $  25.00            --
  Average market value (b) ..............................  $  24.10      $  25.14       $  24.90      $  25.33            --
  Asset coverage per share ..............................  $  76.43      $  73.00       $  73.93      $  75.83            --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...........  $ 25,000      $ 25,000       $ 25,000      $ 25,000            --
  Total shares outstanding (in 000's) ...................         1             1              1             1            --
  Liquidation preference per share ......................  $ 25,000      $ 25,000       $ 25,000      $ 25,000            --
  Average market value (b) ..............................  $ 25,000      $ 25,000       $ 25,000      $ 25,000            --
  Asset coverage per share ..............................  $ 76,431      $ 72,998       $ 73,941      $ 75,829            --
  ASSET COVERAGE (C) ....................................       306%          292%           296%          303%          725%

----------------------
 + Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to the 2002 rights offering, assuming full subscription by shareholder.
 ++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to the 2002 rights offering, assuming full subscription by shareholder.
 (a) Calculated based upon average common shares outstanding on the record dates throughout the periods.
 (b) Based on weekly prices.
 (c) Asset coverage is calculated by combining all series of preferred stock.
 (d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2006, the ratios of operating expenses to average net assets attributable to common shares net of fee reduction would have been 2.05% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.37%. For the year ended December 31, 2005, the effect of the custodian fee credits was minimal.
 (e) The Fund incurred dividend expense on securities sold short for the fiscal year ended December 31, 2006. If dividend expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 2.06% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.37%.
 (f) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Convertible and Income Securities Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

                               TERM OF        NUMBER OF
                             OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)             LENGTH OF        COMPLEX
    ADDRESS 1                    TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
     AND AGE                   SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                  HELD BY DIRECTOR 5
-----------------              --------       -----------       -----------------------                 ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI            Since 1989**         24      Chairman of the Board and Chief Executive    Director of Morgan
Director and                                             Officer of GAMCO Investors, Inc. and         Group Holdings, Inc.
Chief Investment Officer                                 Chief Investment Officer - Value Portfolios  (transportation
Age: 64                                                  of Gabelli Funds, LLC and GAMCO Asset        services); Chairman
                                                         Management Inc.; Director/Trustee or Chief   of the Board of Lynch
                                                         Investment Officer of other registered       Interactive Corporation
                                                         investment companies in the Gabelli Funds    (multimedia
                                                         complex; Chairman and Chief Executive        and communication
                                                         Officer of GGCP, Inc.                        services company)

INDEPENDENT DIRECTORS 6:
-----------------------
E. VAL CERUTTI              Since 1989*           7      Chief Executive Officer of Cerutti           Director of The LGL
Director                                                 Consultants, Inc.; Adviser to                Group, Inc. (diversified
Age: 67                                                  Iona College Hagan School of Business        manufacturing)

ANTHONY J. COLAVITA 4       Since 1989***        34      Partner in the law firm of                       --
Director                                                 Anthony J. Colavita, P.C.
Age: 71

DUGALD A. FLETCHER          Since 1989*           2      President, Fletcher & Company, Inc.          Director of Harris
Director                                                                                              and Harris Group, Inc.
Age: 77                                                                                               (venture capital)

ANTHONY R. PUSTORINO        Since 1989*          14      Certified Public Accountant; Professor       Director of The LGL
Director                                                 Emeritus, Pace University                    Group, Inc. (diversified
Age: 81                                                                                               manufacturing)

WERNER J. ROEDER, MD 4      Since 2001**         23      Medical Director of Lawrence Hospital            --
Director                                                 and practicing private physician
Age: 66

ANTHONIE C. VAN EKRIS       Since 1992***        17      Chairman of BALMAC International, Inc.           --
Director                                                 (commodities and futures trading)
Age: 72

SALVATORE J. ZIZZA          Since 1991***        25      Chairman of Hallmark Electrical Supplies     Director of Hollis-Eden
Director                                                 Corp. (distribution of electrical supplies)  Pharmaceuticals
Age: 61                                                                                               (biotechnology)
                                                                                                      Earl Scheib, Inc.
                                                                                                      (automotive services)

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                            TERM OF
                          OFFICE AND
NAME, POSITION(S)          LENGTH OF
    ADDRESS 1                 TIME                            PRINCIPAL OCCUPATION(S)
     AND AGE                SERVED 2                          DURING PAST FIVE YEARS
-----------------          ------------                       -----------------------
OFFICERS:
--------
BRUCE N. ALPERT           Since 2003       Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                                  since 1988 and an officer of all of the registered investment companies in the
Age: 55                                    Gabelli Funds complex. Director and President of Gabelli Advisers, Inc.
                                           since 1998

LAURISSA M. MARTIRE       Since 2004       Vice President of The Gabelli Global Multimedia Trust Inc. since 2004.
Vice President and Ombudsman               Assistant Vice President of GAMCO Investors, Inc. since 2003. Prior to 2003,
Age: 30                                    Sales Assistant for GAMCO Investors, Inc.

JAMES E. MCKEE            Since 1995       Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                                  since 1999 and GAMCO Asset Management Inc. since 1993; Secretary of
Age: 43                                    all of the registered investment companies in the Gabelli Funds complex

AGNES MULLADY             Since 2006       Treasurer of all of the registered investment companies in the Gabelli Funds complex;
Treasurer                                  Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
Age: 48                                    Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC
                                           Distribution Partners from 2002 through 2004; Controller of Reserve Management
                                           Corporation and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN        Since 2004       Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                   Officer of all of the registered investment companies in the Gabelli Funds complex;
Age: 53                                    Vice President of Goldman Sachs Asset Management from 2000 through 2004

-------------------------
1   Address: One Corporate Center, Rye, NY 10580 1422, unless otherwise noted.
2   The Fund's  Board of Directors  is divided  into three  classes,  each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
    * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
    **  - Term expires at the Fund's 2007  Annual  Meeting  of  Shareholders  or
          until their successors are duly elected and qualified.
    *** - Term  expires at the Fund's 2008 Annual  Meeting  of  Shareholders  or
          until their successors are duly elected and qualified.
    Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3  "Interested person" of the Fund as defined  in the 1940  Act. Mr.  Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4   Represents holders of the Fund's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
6   Directors  who are  not  interested  persons  are  considered  "Independent"
    Directors.

CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 12, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2006

CASH DIVIDENDS AND DISTRIBUTIONS

                                    TOTAL AMOUNT     ORDINARY    LONG-TERM     DIVIDEND
          PAYABLE        RECORD         PAID        INVESTMENT    CAPITAL    REINVESTMENT
           DATE           DATE      PER SHARE (A)   INCOME (A)   GAIN (A)        PRICE
         --------       --------    -------------   ----------   --------    -------------
COMMON SHARES
         03/27/06       03/17/06     $0.20000        $0.11615    $0.08385      $8.78750
         06/26/06       06/16/06      0.20000         0.11615     0.08385       7.84000
         09/25/06       09/15/06      0.20000         0.11615     0.08385       8.43600
         12/18/06       12/13/06      0.20000         0.11615     0.08385       8.74000
                                     --------        --------    --------
                                     $0.80000        $0.46460    $0.33540

6.00% PREFERRED SHARES
         03/27/06       03/20/06     $0.37500        $0.21777    $0.15723
         06/26/06       06/19/06      0.37500         0.21777     0.15723
         09/26/06       09/19/06      0.37500         0.21778     0.15722
         12/26/06       12/18/06      0.37500         0.21778     0.15722
                                     --------        --------    --------
                                     $1.50000        $0.87110    $0.62890

AUCTION RATE PREFERRED SHARES

    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2006 distributions derived from long-term capital gains for the Auction Rate Preferred Shares was 41.93%.

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2006 tax returns. Ordinary income distributions include net investment income and net realized short-term capital gains. The long-term gain distributions for the fiscal year ended December 31, 2006 were $5,207,652, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

     The Fund paid to common and 6.00% Series B preferred shareholders ordinary income dividends of $0.46460 and $0.87110 per share, respectively, in 2006. The Fund paid weekly distributions to Series C Auction Rate Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totalling $710.25330 per share in 2006. For the fiscal year ended December 31, 2006, 19.02% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 25.92% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2006 derived from U.S. Treasury Securities was 27.52%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2006. The percentage of U.S. Treasury Securities held as of December 31, 2006 was 31.11%.

                                                 HISTORICAL DISTRIBUTION SUMMARY

                                            SHORT-TERM    LONG-TERM                                       ADJUSTMENT
                               INVESTMENT     CAPITAL      CAPITAL       RETURN OF          TOTAL             TO
                               INCOME (B)    GAINS (B)      GAINS       CAPITAL (C)   DISTRIBUTIONS (A)  COST BASIS (D)
COMMON STOCK                   ----------   ----------    ---------     -----------   -----------------  --------------
2006 .........................  $0.34356     $0.12104      $0.33540             --        $0.80000               --
2005 .........................   0.29540      0.05780       0.20644       $0.24036         0.80000         $0.24036
2004 .........................   0.18800           --            --        0.61200         0.80000          0.61200
2003 .........................   0.18800           --       0.05160        0.56040         0.80000          0.56040
2002 .........................   0.27170           --            --        0.47830         0.75000          0.47830
2001 .........................   0.47550      0.06950       0.26500             --         0.81000               --
2000 .........................   0.56610      0.32670       0.40720             --         1.30000               --
1999 .........................   0.38990      0.44590       0.19420             --         1.03000               --
1998 .........................   0.38660      0.24130       0.29210             --         0.92000               --
1997 .........................   0.39690      0.22850       0.33460             --         0.96000               --
1996 .........................   0.49000      0.14160       0.10340             --         0.73500               --
1995 .........................   0.55740      0.20410       0.35950        0.02900         1.15000          0.02900
1994 .........................   0.57300      0.11500       0.21200             --         0.90000               --
1993 .........................   0.56100      0.20000       0.66400             --         1.42500               --
1992 .........................   0.65400      0.09000       0.13200             --         0.87600               --
1991 .........................   0.70600      0.11200       0.04700             --         0.86500               --
1990 .........................   0.69000           --            --             --         0.69000               --
1989 .........................   0.11500           --            --             --         0.11500               --

6.00% PREFERRED STOCK
2006 .........................  $0.64417     $0.22693      $0.62890             --        $1.50000               --
2005 .........................   0.79175      0.15491       0.55334             --         1.50000               --
2004 .........................   1.50000           --            --             --         1.50000               --
2003 .........................   0.90900           --       0.24930             --         1.15830               --

AUCTION RATE PREFERRED SHARES
2006 .........................$525.22150   $185.03180    $512.76670             --    $1.223.02000               --
2005 .........................  438.5016     85.79450     306.46390             --       830.76000               --
2004 .........................  375.0800           --            --             --       375.08000               --
2003 .........................  187.3200           --      51.34000             --       238.66000               --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.







--------------------------------------------------------------------------------
 The Annual Meeting of The Gabelli Convertible and Income Securities Fund Inc.'s shareholders will be held at 8:30 A.M. on Monday, May 14, 2007 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


DIRECTORS                                                   OFFICERS

Mario J. Gabelli, CFA                                       Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                         PRESIDENT
   GAMCO INVESTORS, INC.
                                                            Peter D. Goldstein
E. Val Cerutti                                                 CHIEF COMPLIANCE OFFICER
   CHIEF EXECUTIVE OFFICER,
   CERUTTI CONSULTANTS, INC.                                Laurissa M. Martire
                                                               VICE PRESIDENT & OMBUDSMAN
Anthony J. Colavita
   ATTORNEY-AT-LAW,                                         James E. McKee
   ANTHONY J. COLAVITA, P.C.                                   SECRETARY

Dugald A. Fletcher                                          Agnes Mullady
   PRESIDENT, FLETCHER & COMPANY, INC.                         TREASURER

Anthony R. Pustorino                                        INVESTMENT ADVISER
   CERTIFIED PUBLIC ACCOUNTANT,                             Gabelli Funds, LLC
   PROFESSOR EMERITUS, PACE UNIVERSITY                      One Corporate Center
                                                            Rye, New York 10580-1422
Werner J. Roeder, MD
   MEDICAL DIRECTOR,                                        CUSTODIAN
   LAWRENCE HOSPITAL                                        State Street Bank and Trust Company

Anthonie C. van Ekris                                       COUNSEL
   CHAIRMAN, BALMAC INTERNATIONAL, INC.                     Skadden, Arps, Slate, Meagher & Flom LLP

Salvatore J. Zizza                                          TRANSFER AGENT AND REGISTRAR
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.             Computershare Trust Company, N.A.

                                                            STOCK EXCHANGE LISTING
                                                                                  Common   6.00% Preferred
                                                                                  ------   ---------------
                                                            NYSE-Symbol:            GCV        GCV PrB
                                                            Shares Outstanding:   12,322,474   990,800

                                                            The Net Asset Value per share appears in the
                                                            Publicly Traded Funds column, under the
                                                            heading "Convertible Securities Funds," in
                                                            Monday's The Wall Street Journal. It is also
                                                            listed in Barron's Mutual Funds/Closed End
                                                            Funds section under the heading "Convertible
                                                            Securities Funds."

                                                            The Net Asset Value per share may be obtained
                                                            each day by calling (914) 921-5070.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                     GCV Q4/2006

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,315 for 2005 and $41,800 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,700 for 2005 and $7,700 for 2006. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 for 2005 and $3,100 for 2006. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.    CONFLICTS OF INTEREST.

               THE ADVISERS HAVE IMPLEMENTED THESE PROXY VOTING PROCEDURES IN ORDER TO PREVENT CONFLICTS OF INTEREST FROM INFLUENCING THEIR PROXY VOTING DECISIONS. BY FOLLOWING THE PROXY GUIDELINES, AS WELL AS THE RECOMMENDATIONS OF ISS, OTHER THIRD-PARTY SERVICES AND THE ANALYSTS OF GABELLI & COMPANY, THE ADVISERS ARE ABLE TO AVOID, WHEREVER POSSIBLE, THE INFLUENCE OF POTENTIAL CONFLICTS OF INTEREST. NEVERTHELESS, CIRCUMSTANCES MAY ARISE IN WHICH ONE OR MORE OF THE ADVISERS ARE FACED WITH A CONFLICT OF INTEREST OR THE APPEARANCE OF A CONFLICT OF INTEREST IN CONNECTION WITH ITS VOTE. IN GENERAL, A CONFLICT OF INTEREST MAY ARISE WHEN AN ADVISER KNOWINGLY DOES BUSINESS WITH AN ISSUER, AND MAY APPEAR TO HAVE A MATERIAL CONFLICT BETWEEN ITS OWN INTERESTS AND THE INTERESTS OF THE SHAREHOLDERS OF AN INVESTMENT COMPANY MANAGED BY ONE OF THE ADVISERS REGARDING HOW THE PROXY IS TO BE VOTED. A CONFLICT ALSO MAY EXIST WHEN AN ADVISER HAS ACTUAL KNOWLEDGE OF A MATERIAL BUSINESS ARRANGEMENT BETWEEN AN ISSUER AND AN AFFILIATE OF THE ADVISER.

               IN PRACTICAL TERMS, A CONFLICT OF INTEREST MAY ARISE, FOR EXAMPLE, WHEN A PROXY IS VOTED FOR A COMPANY THAT IS A CLIENT OF ONE OF THE ADVISERS, SUCH AS GAMCO ASSET MANAGEMENT INC. A CONFLICT ALSO MAY ARISE WHEN A CLIENT OF ONE OF THE ADVISERS HAS MADE A SHAREHOLDER PROPOSAL IN A PROXY TO BE VOTED UPON BY ONE OR MORE OF THE ADVISERS. THE DIRECTOR OF PROXY VOTING SERVICES, TOGETHER WITH THE LEGAL DEPARTMENT, WILL SCRUTINIZE ALL PROXIES FOR THESE OR OTHER SITUATIONS THAT MAY GIVE RISE TO A CONFLICT OF INTEREST WITH RESPECT TO THE VOTING OF PROXIES.

         A.    OPERATION OF PROXY VOTING COMMITTEE.

               For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES







PROXY VOTING GUIDELINES




GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
          This may include such areas as:
          -Paying  greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
          -Stock split
          -Stock option or other executive compensation plan
          -Finance growth of company/strengthen balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation

o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Convertible and Income Securities Fund Inc., (the
Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

------------------------------------------------------------------------------------------------------------------
                                                                                                  Total Assets
                                                                               No. of Accounts     in Accounts
                                                   Total                        where Advisory   where Advisory
      Name of                                 No. of Accounts                   Fee is Based on    Fee is Based
 Portfolio Manager        Type of Accounts        Managed       Total Assets     Performance     on Performance
------------------------  ----------------   ---------------    ------------    -------------    --------------
------------------------------------------------------------------------------------------------------------------
1. Mario J. Gabelli        Registered                21           $13.9B             5               $5.3B
                           Investment
                           Companies:
------------------------------------------------------------------------------------------------------------------
                           Other Pooled              17           $714.9M            16             $624.3M
                           Investment
                           Vehicles:
------------------------------------------------------------------------------------------------------------------
                           Other Accounts:          1818          $11.0B             6               $1.5B
------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2006.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES

=============================================================================================================================
                                                                (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
            (A) TOTAL NUMBER OF      (B) AVERAGE PRICE          PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY YET
             SHARES (OR UNITS)              PAID              PUBLICLY ANNOUNCED PLANS   BE PURCHASED UNDER THE PLANS
 PERIOD          PURCHASED           PER SHARE (OR UNIT)            OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 12,174,398
07/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
07/31/06
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 12,174,398
08/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
08/31/06
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 12,248,930
09/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
09/30/06
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 12,248,930
10/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
10/31/06
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 12,248,930
11/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
11/30/06
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 12,322,474
12/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
through
12/31/06
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A
             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule 30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  The Gabelli Convertible and Income Securities Fund Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date              03/01/2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date              03/01/2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.